BLACKROCK FUNDS II

BlackRock Credit Strategies Income Fund

BlackRock Floating Rate Income Portfolio

BlackRock Inflation Protected Bond Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 12, 2018 to the Statement of Additional Information (“SAI”) of each Fund

Effective immediately, the following changes are made to each Fund’s SAI:

The section of each Fund’s SAI entitled “Management and Advisory Arrangements—Custodian and Transfer Agency Agreements” is deleted in its entirety and replaced with the following:

Custodian and Transfer Agency Agreements. Effective February 12, 2018, JPMorgan Chase Bank, N.A. (“JPM”), which has its principal offices at 383 Madison Avenue, New York, New York 10179, serves as custodian for the Fund. Among other responsibilities, JPM maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Fund.

BNY Mellon Investment Servicing (US) Inc., which has its principal place of business at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursement agent for the Fund.

The section of each Fund’s SAI entitled “Management and Advisory Arrangements—Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services. Effective February 12, 2018, JPM serves as the accounting services provider for the Fund. JPM records investment, capital share and income and expense activities; verifies and transmits trade tickets; maintains accounting ledgers for investment securities; maintains tax lots; reconciles cash with the Fund’s custodian; reports cash balances to BlackRock; prepares certain financial statements; calculates expenses, gains, losses and income; controls disbursements; works with independent pricing sources; and computes and reports net asset value. In connection with its accounting services, JPM also provides certain administration services to the Fund.

Shareholders should retain this Supplement for future reference.

SAI-MULTI-0218SUP